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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                   FORM 8-K/A



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2004

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands               001-16855                    98-0362785
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                          N/A
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Scottish Re Group Limited hereby amends Item 7.01 of its Current Report on Form
8-K filed on January 6, 2005, in order to file certain financial statements and information.

Item 9.01.  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired

     This item is amended to include the following, attached hereto as Exhibit 99.1:

Report of Independent Registered Public Accounting Firm........................3
Financial Statements:
   Statements of Operations....................................................4
   Balance Sheets..............................................................5
   Statements of Changes in Equity.............................................6
   Statements of Cash Flows....................................................7
   Notes to Financial Statements...............................................8

     (b) Pro Forma Financial Information

     This item is amended to include the following, attached hereto as Exhibit 99.2:

Unaudited Pro Forma Financial Statements of Scottish Re Group Limited as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003

     (c) Exhibits

23.1 Consent of Ernst & Young LLP

99.1 Financial Statements of ING Individual Re Business as of and for the nine months ended September 30, 2004 and the years ended December 31, 2003 and 2002

99.2 Unaudited Pro Forma Financial Statements of Scottish Re Group Limited as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003



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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              SCOTTISH RE GROUP LIMITED


                              By:   /s/ Paul Goldean
                                    Paul Goldean
                                    Executive Vice President and General Counsel



Dated:  March 9, 2005


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

                                    Exhibits

23.1 Consent of Ernst & Young LLP

99.1 Financial Statements of ING Individual Re Business as of and for the nine months ended September 30, 2004 and the years ended December 31, 2003 and 2002

99.2 Unaudited Pro Forma Financial Statements of Scottish Re Group Limited as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003


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